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                                                                     EXHIBIT 8.1

                              LIST OF SUBSIDIARIES

                                                            JURISDICTION OF
NAME                                                         ORGANIZATION
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IFCO Systems GmbH .........................................   Germany
Gelog AG ..................................................   Switzerland
GISO Verwaltungsgesellschaft mbH & Co Behalterleasing KG ..   Germany
IFCO Argentina S.A. .......................................   Argentina
IFCO Systems Espana S.A. ..................................   Spain
IFCO do Brasil Embalagens LTDA ............................   Brazil
IFCO France S.A.S. ........................................   France
IFCO Italia S.r.L. ........................................   Italy
IFCO Japan, Inc. ..........................................   Japan
IFCO Systems Asia Ltd. ....................................   Hong Kong
IFCO Systems (Schweiz) AG .................................   Switzerland
IFCO Skandinavien A/S .....................................   Denmark
IFCO Systems Osterreich GmbH ..............................   Austria
IFCO Lojistik Sistemleri Tic. Ltd. Sti ....................   Turkey
IFCO Systems UK Ltd. ......................................   United Kingdom
MTP GmbH ..................................................   Germany
MTP GmbH & Co. KG .........................................   Germany
IFCO Systems North America, Inc. ..........................   Delaware, U.S.A.
AZ Pallet, Inc. ...........................................   Delaware, U.S.A.
Black River Forest Products, Inc. .........................   Wisconsin, U.S.A.
IFCO Systems Waterloo, WI, Inc. ...........................   Wisconsin, U.S.A.
IFCO Systems Arizona, Inc. ................................   Delaware, U.S.A.
IFCO Systems California, Inc. .............................   California, U.S.A.
IFCO Systems Canada, Inc. .................................   Ontario, Canada
IFCO Systems de Mexico, S. de R.L. de C.V. ................   Mexico
IFCO Systems Florida, Inc. ................................   Florida, U.S.A.
IFCO Systems Iowa,Inc. ....................................   Delaware, U.S.A.
IFCO Systems Louisiana, Inc. ..............................   Delaware, U.S.A.
IFCO Systems Ohio, Inc. ...................................   Delaware, U.S.A.
IFCO Systems Pennsylvania, Inc. ...........................   Delaware, U.S.A.
IFCO Systems Virginia, Inc. ...............................   Virginia, U.S.A.

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                                                          JURISDICTION OF
NAME                                                      ORGANIZATION
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IFCO U.S., L.L.C. ..................................     Delaware, U.S.A.
IFCO Systems Maine, Inc. ...........................     Maine, U.S.A.
IFCO Systems Wisconsin, Inc. .......................     Wisconsin, U.S.A.
NLD, Inc. ..........................................     Delaware, U.S.A.
NLP Transport, Inc. ................................     Delaware, U.S.A.
PalEx Texas Holdings, Inc. .........................     Delaware, U.S.A.
PalEx-Texas, Inc. ..................................     Delaware, U.S.A.
PalEx-Texas, L.P. ..................................     Texas, U.S.A.
Pallet Management Services, Inc. ...................     Delaware, U.S.A.
Schoeller U.S., Inc. ...............................     Delaware, U.S.A.
Texas Pallet Acquisition Inc. ......................     Delaware, U.S.A.
IFCO Systems North Carolina, Inc. ..................     North Carolina, U.S.A.
IFCO Systems Indiana, Inc. .........................     Indiana, U.S.A.
IFCO Systems Western Region, Inc. ..................     California, U.S.A.
IFCO Systems Butner, Inc. ..........................     Delaware, U.S.A.
Valley Crating and Packaging, Inc. .................     Delaware, U.S.A.
IFCO Systems Holding Company, Inc. .................     Delaware, U.S.A.
IFCO Systems Minneapolis, Inc. .....................     Minnesota, U.S.A.
ERC Systems, Inc. ..................................     Colorado, U.S.A.
IFCO Systems South Carolina, Inc. ..................     Delaware, U.S.A.
Montebello IFCO Systems, Inc. ......................     Delaware, U.S.A.
IFCO Systems Chicago, Inc. .........................     Illinois, U.S.A.
IFCO Systems Zellwood, Inc. ........................     Florida, U.S.A.
IFCO Systems Georgia, Inc. .........................     Florida, U.S.A.
IFCO Systems Illinois, Inc. ........................     Illinois, U.S.A.
IFCO Systems Miami, Inc. ...........................     Delaware, U.S.A.
IFCO Systems Michigan, Inc. ........................     Michigan, U.S.A.
IFCO Systems Minnesota, Inc. .......................     Minnesota, U.S.A.
IFCO Systems Charlotte, Inc. .......................     Delaware, U.S.A.
IFCO Systems Washington, Inc. ......................     Delaware, U.S.A.
IFCO Systems Container LLC .........................     Colorado, U.S.A.
IFCO Systems Kansas, Inc. ..........................     Delaware, U.S.A.
IFCO Online AG .....................................     Germany
IFCO Systems Finance I, BV .........................     Netherlands
IFCO Systems Finance II, BV ........................     Netherlands
Bromley Acquisition Company, Inc. ..................     Delaware, U.S.A.
IFCO Investments Venture, Ltd. .....................     Delaware, U.S.A.
IFCO Systems Investments, Inc. .....................     Delaware, U.S.A.